Exhibit 99.1

Talaris Therapeutics Declares Special Dividend

In Connection with Proposed Merger with Tourmaline Bio

Special dividend estimated to be $1.5118 per share

Payment of special dividend conditioned upon closing of merger, which is subject to stockholder approval

BOSTON – October 6, 2023 –Talaris Therapeutics, Inc. (Nasdaq: TALS) (“Talaris” or the “Company”) today announced that its Board of Directors has declared a special dividend in connection with the previously announced merger (the “Merger”) with Tourmaline Bio, Inc. (“Tourmaline”) pursuant to the Agreement and Plan of Merger, dated June 22, 2023 (the “Merger Agreement”).

The special dividend, which the Company estimates will be $1.5118 per share of Talaris common stock, will be payable in cash. The exact amount of the special dividend will be calculated after deducting certain cash amounts as set forth in the Merger Agreement. The ex-dividend date in respect of such special cash dividend will be before market open on October 20, 2023. As such, only the stockholders of record as of October 16, 2023, record date for the Special Dividend, that continue to hold their eligible shares of Talaris until market open on October 20, 2023 will be entitled to the dividend payment. The Special Dividend will not exceed an amount equal to $67.5 million, net of the Aggregate Cash Amount (as defined in the Merger Agreement).

Payment of the special dividend is conditioned upon the closing of the Merger with Tourmaline, which remains subject to the approval of Talaris’ stockholders and other closing conditions. The special meeting of Talaris’ stockholders to consider and vote upon the Merger is scheduled for October 17, 2023 with closing expected to occur after market close on October 19, 2023, assuming the transaction is approved by the Talaris stockholders and the satisfaction or waiver of all conditions under the Merger Agreement.

Every stockholder’s vote is important, regardless of the number of shares held. Accordingly, Talaris requests that each stockholder of record as of September 7, 2023, complete, sign, date and return a proxy card (online or by mail) as soon as possible to ensure that the stockholder’s shares will be represented at the special meeting. Stockholders who hold shares in “street name” (i.e., those stockholders whose shares are held of record by a broker, bank or other nominee) should contact their broker, bank or nominee to ensure that their shares are voted.

If any Talaris stockholder did not receive the proxy statement, such stockholder should (i) confirm his or her proxy statement’s status with his or her broker or (ii) contact Mediant Communications Inc. at engage@mediant.com or (888) 656-7251.

About Tourmaline Bio, Inc.

Tourmaline Bio is a late-stage clinical biotechnology company driven by its mission to develop transformative medicines that dramatically improve the lives of patients with life-altering immune diseases. Tourmaline’s lead program, TOUR006, is an anti-IL-6 antibody which exhibits differentiated properties including high binding affinity to IL-6 and a naturally long half-life. To date, TOUR006 has been studied in over 400 autoimmune patients across six clinical trials. Tourmaline plans to develop TOUR006 in thyroid eye disease (TED) and atherosclerotic cardiovascular disease (ASCVD) as its lead and secondary indications, respectively, with additional indications under consideration.

About Talaris Therapeutics, Inc.

Talaris Therapeutics, Inc., prior to its review of strategic alternatives, was a cell therapy company developing an innovative method of allogeneic hematopoietic stem cell transplantation (“allo-HSCT”), called Facilitated Allo-HSCT Therapy.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the proposed Merger; the anticipated timing of the closing of the Merger; the estimated price and anticipated payment date of the special dividend; and other statements that are not historical fact. All statements other than statements of historical fact contained in this press release are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting Talaris, Tourmaline or the proposed transaction will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Talaris’ control. Talaris’ actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the closing of the proposed Merger are not satisfied, including the failure to timely obtain shareholder approval for the transaction, if at all; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Talaris and Tourmaline to consummate the proposed Merger; (iii) risks related to Talaris’ ability to manage its operating expenses and its expenses associated with the proposed Merger pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed Merger; (v) the risk that as a result of adjustments to the exchange ratio, Talaris shareholders and Tourmaline stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Talaris’ common stock relative to the value suggested by the exchange ratio; (vii) unexpected costs, charges or expenses resulting from the transaction; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (ix) the uncertainties associated with Tourmaline’s platform technologies, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its product candidates and its preclinical programs; (xi) uncertainties in obtaining successful clinical results for product candidates of the combined company and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed by the combined company in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (xiii) risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results; (xiv) risks associated with Talaris’ financial close process; (xv) the risk that the pre-closing financing is not consummated; and (xvi) the risk that Talaris shareholders receive more or less of the cash dividend than is currently anticipated, among others. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Talaris’ Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC, and in other filings that Talaris makes and will make with the SEC in connection with the proposed Merger, including the Proxy Statement described below under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Talaris expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This press release does not purport to summarize all of the conditions, risks and other attributes of an investment in Talaris or Tourmaline.

Participants in the Solicitation

This press release relates to the proposed merger transaction involving Talaris and Tourmaline and may be deemed to be solicitation material in respect of the proposed merger transaction. In connection with the proposed merger transaction, Talaris has filed relevant materials with the SEC, including a registration statement on Form S-4 (the “Form S-4”) that contains a proxy statement (the “Proxy Statement”) and prospectus. This press release is not a substitute for the Form S-4, the Proxy Statement or for any other document that Talaris may file with the SEC and or send to Talaris’ shareholders in connection with the proposed merger transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF TALARIS ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TALARIS, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

Investors and security holders may obtain free copies of the Form S-4, the Proxy Statement and other documents filed by Talaris with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Talaris with the SEC are also available free of charge on Talaris’ website at www.talaristx.com, or by contacting Talaris’ Investor Relations at investors@talaristx.com. Talaris, Tourmaline, and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from Talaris’ shareholders with respect to the proposed merger transaction under the rules of the SEC. Information about the directors and executive officers of Talaris is set forth in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 31, 2023, and in subsequent documents filed with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are also included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of this document as described above.

For Talaris:

Investor Contact

Chris Brinzey

ICR Westwicke

chris.brinzey@westwicke.com

(339) 970-2843

For Tourmaline:

Lee M. Stern

Meru Advisors

lstern@meruadvisors.com